UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

JACO ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

New York	000-05896	11-1978958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
145 Oser Avenue, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:  (631) 273-5500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 15, 2009, Jaco Electronics, Inc. (the “Company”) received notice from NASDAQ that it has failed to satisfy (i) the minimum market value of publicly held shares continued listing standard (Listing Rule 5450(b)(2)(C) or 5450(b)(3)(C) (the “Minimum MVPHS Rules”), and (ii) the minimum bid price requirement of $1.00 per share continued listing standard (the “Minimum Bid Price Rule”).

The Company has 90 days to regain compliance with the Minimum MVPHS Rules and 180 days to regain compliance with the Minimum Bid Price Rule.

The Company is considering what actions to take in response to the notices it received from NASDAQ.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 21, 2009	Jaco Electronics, Inc.

		By:	/s/ Jeffrey D. Gash
Name: Jeffrey D. Gash
Executive Vice President

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